UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 19, 2009

                           ARIAD Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)


            Delaware                 0-21696                22-3106987
 (State or other jurisdiction      (Commission           (I.R.S. Employer
        of incorporation)          File Number)         Identification No.)


            26 Landsdowne Street, Cambridge, Massachusetts      02139
            (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (617) 494-0400


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02    Departure of Directors or Certain Officers; Election of Directors;
             Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e) On June 19, 2009, the stockholders of ARIAD Pharmaceuticals, Inc. (the "Company") approved, at the Company's 2009 Annual Meeting of Stockholders, (i) an amendment to the Company's 2006 Long-Term Incentive Plan, as previously amended (the "Incentive Plan"), to increase the number of shares of common stock available for issuance under the Incentive Plan by 7,000,000 shares and to remove the limitation on the number of full-value awards issuable under the plan; and (ii) an amendment to the Company's Amended and Restated 1997 Employee Stock Purchase Plan, as previously amended (the "ESPP"), to increase the number of shares of common stock available for issuance under the ESPP by 750,000 shares.

The Incentive Plan and the ESPP, each as amended, are attached hereto as exhibits to this Current Report on Form 8-K and are being filed pursuant to this
Item 5.02 as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.


ITEM 9.01     Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number     Description
------     -----------

99.1+ ARIAD Pharmaceuticals, Inc. 2006 Long-Term Incentive Plan, as amended (filed as Appendix A to the Registrant's Definitive Proxy Statement on Schedule 14A (File No. 000-21696) filed with the Securities and Exchange Commission on April 30, 2009 and incorporated herein by reference)

99.2+ Amended and Restated ARIAD Pharmaceuticals, Inc. 1997 Employee Stock Purchase Plan (filed as Appendix B to the Registrant's Definitive Proxy Statement on Schedule 14A (File No. 000-21696) filed with the Securities and Exchange Commission on April 30, 2009 and incorporated herein by reference)

(+)  Management contract or compensatory plan or arrangement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ARIAD Pharmaceuticals, Inc.


                               By:    /s/ Raymond T. Keane
                                  -----------------------------------
                                      Raymond T. Keane, Esq.
                                      Senior Vice President, General Counsel

Date:  June 25, 2009